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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of Earliest Event Reported):  October 24, 2000


                           MAIN STREET BANCORP, INC.
                           -------------------------
       (Exact name of registrant as specified in its charter)


                                 PENNSYLVANIA
                                 ------------
                (State or other jurisdiction of incorporation)


             0-24145                       23-2960905
             -------                       ----------
    (Commission file number)           (IRS employer ID)



        601 Penn Street, Reading,  PA                   19603
        -----------------------------                   -----
   (Address of principal executive office)            (Zip Code)


      Registrant's telephone number, including area code  (610) 685-1400



                                     NONE
                                     ----
     (Former name, address and fiscal year, if changed since last report.)
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Item 5.  Other Events

     On October 24, 2000, the Boards of Directors of Main Street Bancorp, Inc. (the "Company") and its wholly-owned subsidiary, Main Street Bank (the "Bank"), appointed Brian M. Hartline, President and Chief Executive Officer of the Company and the Bank, as a Director of the Company and the Bank. The appointments followed the resignation of Joseph P. Schlitzer as a Director of the Company and the Bank.

     A copy of the Company's Press Release announcing Mr. Hartline's appointment and Mr. Schlitzer's resignation is attached hereto as Exhibit 99 and incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (c)    Exhibits

             99    Press Release of Main Street Bancorp, Inc. dated October 27,
                   2000.





SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Main Street Bancorp, Inc.



Date:  October 27, 2000             /s/  Brian M. Hartline
                                    ----------------------
                                    Brian M. Hartline, President and
                                       Chief Executive Officer
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EXHIBIT INDEX

Exhibit No.         Description
-----------         ----------------------

99                  Press Release of Main Street Bancorp, Inc. dated October 27,
                    2000.